LIQUID ASSETS FUND S SHARES
                         MUNICIPAL ASSETS FUND S SHARES







                                   PROSPECTUS

                                  July 28, 2000



























AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................2

FEES AND EXPENSES OF THE FUNDS................................................5

DESCRIPTION OF THE FUNDS......................................................6
o........Liquid Assets Fund...................................................6
o        Municipal Assets Fund................................................7

MANAGEMENT OF THE FUNDS.......................................................9

PURCHASE AND SALE OF SHARES..................................................10
o........How the Funds Value Their Shares....................................10
o        How to Purchase Shares..............................................10
o        How to Exchange Shares..............................................11
o        How to Sell Shares..................................................11
o        Selling Shares Directly to the Fund.................................12
o        Auto Withdrawal Plan................................................12
o        Automatic Redemption................................................12

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................13

DISTRIBUTION ARRANGEMENTS....................................................15

FINANCIAL HIGHLIGHTS.........................................................15

FOR MORE INFORMATION ABOUT THE FUNDS.................................BACK COVER

RISK/RETURN SUMMARY

LIQUID ASSETS FUND
MUNICIPAL ASSETS FUND

OBJECTIVES. The investment objectives of the Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. The Municipal Assets Fund seeks current income that is exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Fund primarily invests in:

o Liquid Assets Fund: U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

o Municipal Assets Fund: High-quality, tax-exempt debt obligations of state and municipal governments.

PRINCIPAL RISKS. The principal risks of investing in the Funds are interest rate risk and credit risk. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHART AND PERFORMANCE INFORMATION

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing the changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund; and how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index. A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You may  obtain  current  yield  information  for the  Funds  by  calling  (800)
798-1819.

LIQUID ASSETS FUND


The total return for the quarter ended June 30, 2000 was 1.25 percent.

During the period shown in the bar chart,  the highest  return for a quarter was
2.15 percent  (quarter  ending  6/30/89) and the lowest return for a quarter was
0.62 percent (quarter ending 12/31/93).

------------------------------------------------------------------------------------------------------------------
                                  Average Annual Total Return (as of 12/31/99)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                           1 Year                     5 Year                     10 Year
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Liquid Assets                              3.95%                       4.53%                      4.51%
------------------------------------------------------------------------------------------------------------------

MUNICIPAL ASSETS FUND

The total return for the quarter ended June 30, 2000 was 0.80 percent.

During the period shown in the bar chart,  the highest  return for a quarter was
1.54 percent  (quarter  ending  6/30/89) and the lowest return for a quarter was
0.36 percent (quarter ending 3/31/94).

----------------------------------------------------------------------------------------------------------------
                                 Average Annual Total Return (as of 12/31/99)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                             1 Year                    5 Year                   10 Year
----------------------------------------------------------------------------------------------------------------
Municipal Assets                             2.28%                     2.70%                     2.81%
----------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

SHAREHOLDER TRANSACTION EXPENSES
(Fees paid directly from your investment)..................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) AND EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the periods indicated and then redeem all your shares at the end of those periods. They also assume that your investment has a 5 percent return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

--------------------------------------------------------------------------- ---------------------------------------------
                            OPERATING EXPENSES                                                EXAMPLES
--------------------------------------------------------------------------- ---------------------------------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
LIQUID ASSETS FUND
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.35%       After 1 year                      $138
---------------------------------------------------------- ---------------- ------------------------ --------------------
Distribution (12b-1) Fees                                       0.40%       After 3 years                     $431
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.61%       After 5 years                     $745
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                   1.36%       After 10 years                 $1,635
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Municipal Assets Fund
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Management Fees                                                 0.35%       After 1 year                      $117
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Distribution (12b-1) Fees                                       0.15%       After 3 years                     $365
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Other Expenses                                                  0.65%       After 5 years                     $633
---------------------------------------------------------- ---------------- ------------------------ --------------------
---------------------------------------------------------- ---------------- ------------------------ --------------------
Total Fund Operating Expenses                                  1.15%(1)     After 10 years                 $1,398
---------------------------------------------------------- ---------------- ------------------------ --------------------
(1)  During the fiscal year, certain fees were voluntarily reduced for an actual fee of 1.14 percent.


Description of the Funds

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

UNDERSTAND THE RISKS

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o INTEREST RATE RISK This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

o CREDIT RISK This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

o MANAGEMENT RISK This risk is the possibility that the Funds' managers may make poor choices in selecting securities and that the Funds will not perform as well as other funds.

OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Funds' investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income (exempt from Federal income taxes in the case of the Municipal Assets Fund). As money market funds, each Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Funds' investments. Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

LIQUID ASSETS FUND

The Fund pursues its objectives by investing in high-quality money market obligations. The Fund may invest in:

o U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

o redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans;

o high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

o certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

o    high-quality, short-term corporate obligations; and

o    repurchase agreements collateralized by the types of securities listed.

MUNICIPAL ASSETS FUND

The Fund pursues its objective by investing in high-quality, tax-exempt debt obligations of state and municipal governments. The Fund may invest in:

o tax-exempt debt obligations issued by state and municipal governments that are unrated and backed by demand repurchase commitments and participation interests in these securities; and

o    variable rate demand notes.

The Fund may purchase new issues of tax-exempt debt obligations that are offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund also may invest up to 20 percent of its assets in taxable securities.

RISK CONSIDERATIONS

The Funds are subject to management risk. This risk is the possibility that the Fund's managers may make poor choices in selecting securities and that the Fund will not perform as well as other funds. In addition, specific risks of the Funds' portfolios include:

INTEREST RATE RISK. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

CREDIT RISK. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly rated securities to minimize credit risk.

MUNICIPAL MARKET RISK. The Municipal Assets Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.

OTHER INVESTMENT INFORMATION

U.S. GOVERNMENT SECURITIES. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, which are inconsistent with the Fund's primary investment strategies. For the Municipal Assets Funds which invest primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Funds' Adviser is Investors Management Group, Ltd. ("IMG"), 2203 Grand Avenue, Des Moines, Iowa 50312. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. that provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2000, IMG had approximately $4.2 billion in equity, fixed-income and money market assets under management.

IMG provides investment advisory services and order placement facilities for the Funds. For these advisory services for the fiscal year ending March 31, 2000, the Funds paid IMG as a percentage of average daily net assets:

Fund                            Fee as a percentage of average daily net assets
                                                     -----------
Liquid Assets Fund                                      .35%
Municipal Assets Fund                                   .35%

PORTFOLIO MANAGERS

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

o        Kathryn D. Beyer, CFA
-        Managing Director and Fixed Income Strategist.
- Ms. Beyer is a member of the Investment Strategy Committee and the Bond Research Committee.
-        She has been with IMG since 1993.

o        Jeffrey D. Lorenzen, CFA
-        Managing Director and Fixed Income Strategist.
- Mr. Lorenzen is a member of the Investment Strategy Committee and chairperson of the Bond Research Committee.
-        He has been with IMG since 1992.

o        Elizabeth S. Pierson, CFA
-        Vice President and Senior Fixed-Income Manager.
- Ms. Pierson is a member of the Investment Strategy Committee and the Bond Research Committee.
- She became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998 and has been with IMG affiliates since 1984.

PURCHASE AND SALE OF SHARES

HOW THE FUNDS VALUE THEIR SHARES

The Fund's NAV is calculated at 11:00 a.m. Central Time each day the Federal Reserve Bank ("Fed") or New York Stock Exchange ("Exchange") is open for business.

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day.

HOW TO PURCHASE SHARES

You may purchase a Fund's shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

                  Minimum investment amounts are:
                      Initial                                       $1,000
                      Subsequent                                       $50

                  401(k) and 403(b) and other plans
                      Initial and Subsequent                           $25

                  Automatic Investment Plan
                      Initial                                         $250
                      Subsequent                                       $25

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

                           Vintage Mutual Funds, Inc.
                                2203 Grand Avenue
                              Des Moines, IA 50312

An Account Application form can be obtained by calling the Funds at (800) 798-1819. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (800) 798-1819 to arrange a transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold 31 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of the other Vintage Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone. The Funds may change, suspend, or terminate the exchange service at any time.

HOW TO SELL SHARES

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 3 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

SELLING SHARES DIRECTLY TO THE FUND

BY MAIL:

Send a signed letter of instruction to:

                           Vintage Mutual Funds, Inc.
                                2203 Grand Avenue
                              Des Moines, IA 50312

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact IMG.

BY TELEPHONE:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Funds at (800) 798-1819 with instructions on how you wish to receive your sale proceeds.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate:

o        the required minimum withdrawal is $100; and
o        the Fund must maintain a $1,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (800) 798-1819 for more information.

AUTOMATIC REDEMPTION

The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIRECTED DIVIDEND OPTION

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund, (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

DIVIDENDS AND CAPITAL GAINS

The Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 2203 Grand Avenue, Des Moines, Iowa 50312 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

TAX CONSIDERATIONS

Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax ("AMT"), then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Municipal Assets Fund is expected to be eligible to designate certain dividends as "exempt-interest dividends."

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Distributions  from all of the Funds may be  subject  to state and local  taxes.
Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Assets Fund that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

DISTRIBUTION ARRANGEMENTS

SHARE CLASSES

In this prospectus the Funds offer the class of shares described below:

        SHARE CLASS                              CLASS DESCRIPTION
            "S" These shares are normally offered through financial institutions providing automatic "Sweep" investment programs to their customers. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

RULE 12B-1 FEES. Each Fund has adopted a plan under SEC Rule 12b-1 and an Administrative Services Plan that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. The Liquid Assets Fund plans allow charges of up to .75 percent but only .65 percent is currently being imposed under the plans. The Municipal Assets Fund plans allow charges of up to .50 percent but only .40 percent is currently being imposed under the plans.

HOUSEHOLDING REGULATORY MATERIALS. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (800) 798-1819, or write to us at the Funds' address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited the information for the period ended on March 31, 2000. Their reports, along with the Fund's financial statements, are included in the Funds' annual reports, which are available upon request. The financial information for the periods ending prior to March 31, 2000 was audited by other auditors.

                                                                Investment Activities                    Dividends and Distributions
                                        NAV       Net            Net      Total         From Net      From Net        Total
                                        Beginning Investment  Realized/   from         Investment     Realized      Dividends
                                        of Period   Income    Unrealized  Investment     Income         Gains          and
                                                             Gains/(LossesActivities                              Distributions
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Fund S Shares
Year Ended  March 31,                       $1.00       0.04         0.00      0.04          (0.04)          0.00        (0.04)
            2000
Year Ended  March 31,                       $1.00       0.04         0.00      0.04          (0.04)          0.00        (0.04)
            1999
Nine Months Ended March 31, 1998            $1.00       0.03         0.00      0.03          (0.03)          0.00        (0.03)
Year Ended  June 30, 1997                   $1.00       0.05         0.00      0.05          (0.05)          0.00        (0.05)
Year Ended  June 30, 1996                   $1.00       0.05         0.00      0.05          (0.05)          0.00        (0.05)
Year Ended  June 30, 1995                   $1.00       0.05         0.00      0.05          (0.05)          0.00        (0.05)

Municipal Assets Fund S Shares
Year Ended  March 31,                       $1.00       0.02         0.00      0.02          (0.02)          0.00        (0.02)
            2000
Year Ended  March 31,                       $1.00       0.02         0.00      0.02          (0.02)          0.00        (0.02)
            1999
Nine Months Ended March 31, 1998            $1.00       0.02         0.00      0.02          (0.02)          0.00        (0.02)
Year Ended  June 30, 1997                   $1.00       0.03         0.00      0.03          (0.03)          0.00        (0.03)
Year Ended  June 30, 1996                   $1.00       0.03         0.00      0.03          (0.03)          0.00        (0.03)
Year Ended  June 30, 1995                   $1.00       0.03         0.00      0.03          (0.03)          0.00        (0.03)

------------------------------------------------------------------------------------------------------------------------------------







                                                               Total Return / Ratios / Supplemental Data
                                                           --------------------------------------------------
                                           NAV    Total     Net        Ratio of      Ratio of       Ratio        Ratio of Net
                                        End of    Return    Assets     Expenses      Net            of            Investment
                                         Period             End of     to            Investment     Expenses      Income to
                                                            Period      Average        Income       to             Average
                                                            (000       Net Assets    to Average     Average      Net Assets*
                                                             omitted)                 Net           Net
                                                                                       Assets       Assets*
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Fund S Shares
Year Ended  March 31,                       $1.00   4.18%      $91,703      1.36%         4.11%      -----          -----
            2000
Year Ended  March 31,                       $1.00   4.18%      $77,343      1.34%         4.08%      -----          -----
            1999
Nine Months Ended March 31, 1998            $1.00   3.43% (a)  $69,514      1.20% (b)     4.57% (b)  -----          -----
Year Ended  June 30, 1997                   $1.00   4.46%      $60,663      1.20%         4.46%      -----          -----
Year Ended  June 30, 1996                   $1.00   4.68%     $179,633      1.20%         4.68%      -----          -----
Year Ended  June 30, 1995                   $1.00   4.66%     $167,085      1.20%         4.66%      -----          -----

Municipal Assets Fund S Shares
Year Ended  March 31,                       $1.00   2.43%       $7,370      1.14%         2.41%      1.15%          2.40%
            2000
Year Ended  March 31,                       $1.00   2.47%       $7,894      1.12%         2.41%      1.19%          2.34%
            1999
Nine Months Ended March 31, 1998            $1.00   2.13% (a)   $7,102      0.94% (b)     2.84% (b)  -----          -----
Year Ended  June 30, 1997                   $1.00   2.90%       $4,664      0.93%         2.90%      1.15%          2.68%
Year Ended  June 30, 1996                   $1.00   2.64%      $10,146      1.48%         2.64%      -----          -----
Year Ended  June 30, 1995                   $1.00   2.53%      $16,130      1.38%         2.53%      -----          -----

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.

For more information about the Funds, the following documents are available:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Annual and Semi-Annual Reports to shareholders contain additional information on each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the
Funds:

By mail:                   c/o Vintage Mutual Funds, Inc.
                           2203 Grand Avenue
                           Des Moines, IA 50312

By phone:                  For Information and Literature:    (800) 798-1819

By email:                  Inforequest@VintageFunds.com

By Internet:               www.VintageFunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:
In person:                 at the SEC's Public Reference Room in Washington,D.C.

By phone:                  1-202-942-8090(For information only)

By mail:                   Public Reference Section
                           Securities and Exchange Commission
                           Washington, DC 20549-6009
                           (Duplicating fee required)

By email:                  Publicinfo@sec.gov
By Internet:               www.sec.gov

The Vintage Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.
File No. 811-08910